                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 26, 2001


                                 SEMPRA ENERGY

                            _______________________
             (Exact name of registrant as specified in its charter)

           CALIFORNIA                            1-14201                            33-0732627
           ----------                       ----------------                      ---------------
(State of principal jurisdiction            (Commission file                     (I.R.S. employer
of incorporation of organization)              number)                          identification no.)

                                 101 Ash Street
                          San Diego, California 92101
                                ________________
          (Address of principal executive offices, including zip code)


                                 (619) 696-2034
                                 _____________
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 _____________
         (Former name or former address, if changed since last report)
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Item 5.  Other Events
-------  ------------

       On June 26, 2001, Sempra Energy executed an underwriting agreement for the issuance and sale of $500,000,000 aggregate principal amount of its 6.80% Notes due 2004 as set forth in the Prospectus and Prospectus Supplement with respect thereto dated June 26, 2001. The transaction is expected to close on or about June 29, 2001. For further information concerning these securities, refer to the exhibits contained in this Current Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
-------  -------------------------------------------------------------------

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits

Exhibit
Number                               Description
------                               -----------

1.1            Underwriting Agreement dated June 26, 2001

1.2            Pricing Agreement dated June 26, 2001

4.1            Form of Officers' Certificate
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           SEMPRA ENERGY


                                               /s/ Charles McMonagle
                                           By:________________________________
                                              Name: Charles McMonagle
                                              Title: Vice President, Treasurer


June 29, 2001
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                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number                             Description
------                             -----------

1.1          Underwriting Agreement dated June 26, 2001

1.2          Pricing Agreement dated June 26, 2001

4.1          Form of Officers' Certificate